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                                 SECOND AMENDMENT

     This Second Amendment (the "Amendment") is made and entered into as of the 22nd day of February, 1995, by and between ZML - North Central Plaza
Three Limited Partnership ("Landlord") by its agent, Equity Office Properties, Inc., and The Management Alliance Corporation, a Texas corporation ("Tenant").

                                   WITNESSETH

A. WHEREAS, Landlord and Tenant are parties to that certain lease dated the nineteenth (19th) day of December, 1994 which originally contained 4,276 rentable square feet of space described as Suite Nos. 220 and 1170 on the second (2nd) and eleventh (11th) floors (the "Original Premises") of the building commonly known as North Central Plaza Three and the address of which is 12801 North Central Expressway, Dallas, Texas (the "Building"), which lease has been previously amended by the First Amendment dated February 20, 1995 which expanded the Original Premises to 18,011 rentable square feet on the second (2nd), fourth (4th) and eleventh (11th) floors in the Building (the "Premises") (collectively the "Lease");

B. WHEREAS, the Lease by its terms shall expire on March 31, 1998 ("Prior Termination Date"), and the parties desire to extend the Lease, all on the terms and conditions herein after set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

      I. EXTENSION. The Lease Term is hereby modified from three (3) years three (3) months and zero (0) days expiring on March 31, 1998 ("Prior Termination Date") to three (3) years four (4) months and zero (0) days expiring on April 30, 1998 ("Extended Termination Date"), unless sooner terminated in accordance with the terms of the Lease.

     II.  MONTHLY BASE RENTAL.

     A. As of the date hereof, the schedule of monthly installments of Base Rental with respect to the Original Premises contained in Exhibit B-1 to the Lease is deleted and the following is substituted therefor;

          Tenant shall pay Landlord the sum of one hundred ninety-three thousand four hundred seventy-three and 20/100 Dollars ($193,473.20) as Base Rental for the Lease Term in forty (40) monthly installment as follows:

          (i). Forty (40) monthly installment of $4,836.83 payable on or before the first day of each month during the period beginning January 1, 1995 and ending April 30, 1998.

     B. Tenant shall pay Base Rental, Additional Base Rental and other charges under the Lease with respect to the Expansion Space (as defined in the First Amendment) in accordance with the First Amendment.

          All such Base Rental shall be payable by Tenant in accordance with the terms of Article V of the Lease.

    III.  MISCELLANEOUS.

          A. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements.

          B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

          C. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

          D. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

          E. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

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          F.  This Amendment shall be of no force and effect unless and until accepted by any guarantors of the Lease, who by signing below shall agree that their guarantee shall apply to the Lease as amended herein, unless such requirement is waived by Landlord in writing.

          G. Tenant hereby represents to Landlord that Tenant has dealt with no broker other than Mark D. Jordan in connection with this Amendment. Tenant agrees to indemnify and hold Landlord and the Landlord Related Parties harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

ATTESTATION:                 LANDLORD: ZML - North Central Plaza Three
                                        Limited  Partnership

                             BY: EQUITY OFFICE PROPERTIES, INC.,
                             as Agent

 /s/ Pat Washington          By:  /s/ Randal Bessolo
---------------------           -----------------------------------------------
       3/10/95               Name: RANDAL BESSOLO
---------------------             ---------------------------------------------
                             Title: VP-ASSET MANAGEMENT
                                   --------------------------------------------

                             TENANT: The Management Alliance Corporation a Texas corporation

                             By:  /s/ Gary K. Steeds, Pres.
---------------------           -----------------------------------------------
                             Name:  Gary K. Steeds
---------------------             ---------------------------------------------
                             Title:  Pres.
                                   --------------------------------------------



                             GUARANTOR: Diversified Human Resources Group, Inc. a Texas corporation

                             By:  /s/ M. Ted Dillard, C.F.O.
---------------------           -----------------------------------------------
                             Name:  M. Ted Dillard
---------------------             ---------------------------------------------
                             Title:  C.F.O.
                                   --------------------------------------------